ABSC NC 2006-HE2

Asset Backed Securities Portfolio Analysis

3,971 records

Balance: 746,271,329

All records

Selection Criteria: All records

Table of Contents

1.

DTI

2.

DTI - IO

3.

DTI - Investment

4.

DTI - Silent Second

5.

DTI - Second Lien

1. DTI

DTI	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01% to 5.00%	4	$727,765.72	0.10%	358	2.89	8.340%	679	73.45%
5.01% to 10.00%	14	2,553,189.45	0.34	358	8.31	7.862	607	80.66
10.01% to 15.00%	25	4,098,121.59	0.55	358	13.05	8.400	643	81.82
15.01% to 20.00%	76	11,158,755.16	1.50	353	17.64	8.211	618	81.05
20.01% to 25.00%	179	26,531,496.84	3.56	355	23.18	8.113	611	77.90
25.01% to 30.00%	255	38,105,077.76	5.11	354	27.64	8.185	621	80.18
30.01% to 35.00%	428	68,476,904.89	9.18	356	32.86	8.279	615	81.13
35.01% to 40.00%	600	105,502,241.81	14.14	356	37.79	8.243	625	81.32
40.01% to 45.00%	847	157,485,637.55	21.10	356	42.78	8.273	630	82.04
45.01% to 50.00%	1,296	282,085,021.85	37.80	357	47.88	8.179	630	82.29
50.01% to 55.00%	237	46,619,834.76	6.25	354	52.10	7.942	605	75.15
55.01% to 60.00%	9	2,567,390.76	0.34	357	56.44	7.717	618	78.40
70.01% to 75.00%	1	359,890.90	0.05	355	74.59	8.500	680	95.00
Total:	3,971	$746,271,329.04	100.00%	356	41.57	8.200%	625	81.24%

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2. DTI - IO

DTI - IO	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.01% to 15.00%	1	$516,000.00	1.19%	359	13.43	8.425%	656	80.00%
15.01% to 20.00%	1	495,999.97	1.14	356	19.32	6.250	663	87.17
20.01% to 25.00%	6	1,214,799.09	2.80	358	22.93	7.917	640	77.37
25.01% to 30.00%	4	1,047,662.92	2.41	357	27.58	7.487	635	84.43
30.01% to 35.00%	11	2,617,773.97	6.03	358	33.05	7.691	648	76.63
35.01% to 40.00%	20	6,399,418.23	14.75	358	38.15	7.813	648	80.64
40.01% to 45.00%	35	10,816,779.12	24.93	358	43.14	7.527	641	83.25
45.01% to 50.00%	63	19,414,586.13	44.75	358	47.63	7.676	642	81.85
50.01% to 55.00%	2	556,799.14	1.28	357	51.22	8.936	672	80.00
55.01% to 60.00%	1	303,300.00	0.70	357	55.06	8.400	577	90.00
Total:	144	$43,383,118.57	100.00%	358	42.42	7.676%	643	81.71%

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3. DTI - Investment

DTI - Investment	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01% to 5.00%	2	$407,703.85	0.72%	358	1.90	8.617%	724	67.46%
5.01% to 10.00%	2	345,936.30	0.61	359	9.48	9.205	617	85.83
10.01% to 15.00%	7	1,397,085.77	2.47	358	13.15	8.377	670	89.21
15.01% to 20.00%	9	1,776,276.92	3.14	358	17.14	8.857	660	86.57
20.01% to 25.00%	15	2,203,996.92	3.90	358	23.36	8.861	629	82.24
25.01% to 30.00%	20	3,353,955.54	5.94	358	27.91	8.973	665	82.50
30.01% to 35.00%	41	7,328,839.37	12.97	356	32.55	9.024	638	83.80
35.01% to 40.00%	50	9,687,257.16	17.15	356	37.65	9.036	652	87.11
40.01% to 45.00%	66	12,238,111.38	21.67	355	42.76	9.024	652	83.15
45.01% to 50.00%	83	15,131,288.40	26.79	358	47.88	9.076	656	87.04
50.01% to 55.00%	14	2,254,759.74	3.99	358	52.47	8.759	608	68.86
70.01% to 75.00%	1	359,890.90	0.64	355	74.59	8.500	680	95.00
Total:	310	$56,485,102.25	100.00%	357	38.85	8.994%	651	84.55%

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4. DTI - Silent Second

DTI - Silent Second	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01% to 5.00%	1	$139,898.86	0.06%	358	3.55	7.200%	651	80.00%
5.01% to 10.00%	1	403,714.28	0.17	358	9.80	7.275	636	80.00
10.01% to 15.00%	5	1,210,373.12	0.51	359	13.01	7.847	680	80.00
15.01% to 20.00%	9	1,171,134.20	0.49	358	17.05	7.847	660	79.55
20.01% to 25.00%	29	5,085,417.95	2.12	358	23.22	8.007	647	80.66
25.01% to 30.00%	49	7,099,030.05	2.96	358	27.55	7.865	643	80.92
30.01% to 35.00%	86	15,841,217.63	6.61	358	32.96	8.069	644	80.51
35.01% to 40.00%	164	30,481,564.02	12.72	358	38.09	7.969	654	80.41
40.01% to 45.00%	274	56,607,336.72	23.63	358	42.82	7.936	661	80.40
45.01% to 50.00%	478	112,057,408.88	46.77	358	48.01	7.951	663	80.38
50.01% to 55.00%	45	9,085,725.41	3.79	358	51.36	7.766	666	79.84
55.01% to 60.00%	1	413,333.29	0.17	358	55.30	7.600	690	80.00
Total:	1,142	$239,596,154.41	100.00%	358	43.11	7.946%	660	80.39%

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5. DTI - Second Lien

DTI - Second Lien	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01% to 10.00%	1	$148,414.40	0.76%	358	6.41	11.990%	637	95.00%
10.01% to 15.00%	1	59,956.06	0.31	358	14.57	10.900	616	100.00
15.01% to 20.00%	2	58,832.01	0.30	358	17.90	9.660	752	100.00
20.01% to 25.00%	9	404,847.18	2.07	358	23.39	10.681	671	100.00
25.01% to 30.00%	19	830,051.17	4.25	358	27.70	11.056	648	100.00
30.01% to 35.00%	35	1,688,479.74	8.64	358	32.85	11.156	665	99.77
35.01% to 40.00%	59	3,744,998.73	19.17	358	37.99	11.344	661	100.00
40.01% to 45.00%	102	6,238,738.53	31.93	356	42.58	11.600	658	99.76
45.01% to 50.00%	104	6,080,915.79	31.12	356	47.74	11.262	653	99.97
50.01% to 55.00%	4	282,823.17	1.45	358	50.72	11.875	642	100.00
Total:	336	$19,538,056.78	100.00%	356	41.12	11.364%	657	99.85%

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Credit Suisse

11 Madison Avenue

New York, New York 10010

www.credit-suisse.com

Feb 21, 2006 10:26

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.